Exhibit 99.2

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

BETWEEN

TEXTRON FINANCIAL CORPORATION
as Transferor,

and

TEXTRON RECEIVABLES CORPORATION III
as Transferee

Dated as of May 26, 2005

i

EXHIBITS

ii

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of May 26, 2005, between TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“TFC”), as transferor, and TEXTRON RECEIVABLES CORPORATION III, a Delaware corporation (“TRC III”), as transferee, and acknowledged by TEXTRON FINANCIAL INVESTMENT CORPORATION, a Rhode Island passive investment company (“TFIC”).

WHEREAS, TFIC and TRC III are parties to that certain Receivables Purchase Agreement, dated as of March 30, 2001 (as heretofore amended, the “Prior Purchase Agreement”);

WHEREAS, TFC had previously contributed certain of such existing and future payment obligations generated under the accounts relating to such revolving credit facilities from time to time to TFIC pursuant to a Receivables Contribution Agreement, dated as of March 30, 2001, as amended (the “Receivables Contribution Agreement”), which payment obligations were further conveyed to TRC III under the Prior Purchase Agreement;

WHEREAS, TFIC desires to assign all of its rights and obligations under the Prior Purchase Agreement to TFC, and TFC desires to acquire all of TFIC’s rights and assume all of TFIC’s obligations under the Prior Purchase Agreement, and in connection therewith, amend and restate the Prior Purchase Agreement, all on the terms and conditions set forth herein;

WHEREAS, TFC in the ordinary course of its business finances the purchase of floorplan inventory by certain dealers and otherwise provides financing to certain dealers under revolving credit facilities, thereby generating payment obligations under such revolving credit facilities;

WHEREAS, subject to certain conditions, current and future Affiliates of TFC may finance the purchase of floorplan inventory by certain dealers and otherwise provide financing to certain dealers under revolving credit facilities and generate payment obligations under such revolving credit facilities and convey those payment obligations from time to time to TFC pursuant to one or more Receivables Transfer Agreements;

WHEREAS, TFC wishes to sell to TRC III certain of such existing and future payment obligations generated by TFC under the accounts originated or acquired by it or otherwise acquired from one of its Affiliates pursuant to a Receivables Transfer Agreement;

WHEREAS, TRC III desires to sell or continue to sell all of such payment obligations to Textron Financial Floorplan Master Note Trust (the “Trust”) pursuant to an Amended Sale and Servicing Agreement, dated as of May 26, 2005 (as may from time to time be amended, supplemented or otherwise modified, the “Sale and Servicing Agreement”), among the Seller, as transferor, TFC, as servicer (in such capacity, the “Servicer”), the Trust and The Bank of New York, as indenture trustee (in such capacity, the “Indenture Trustee”); and

WHEREAS, the Trust will continue to pledge all such payment obligations to the Indenture Trustee pursuant to the Indenture for the benefit of the Holders.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1  Definitions.  Certain capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Sale and Servicing Agreement.  All references herein to “the

Agreement” or “this Agreement” are to this Receivables Purchase Agreement as it may be amended and supplemented from time to time, and all references herein to Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified.  The rules of construction set forth in Section 1.2 of the Sale and Servicing Agreement shall be applicable to this Agreement.

ARTICLE II
CONVEYANCE OF RECEIVABLES

SECTION 2.1  Conveyance of Receivables.  (a)  TFIC previously sold, transferred, assigned, set over and otherwise conveyed to TRC III on the Initial Closing Date, in the case of the Initial Accounts and each other Account designated under the Prior Purchase Agreement as an Additional Account since the Initial Closing Date, all of its right, title and interest in, to and under the Receivables (including all interest thereon accruing after the Initial Cut-Off Date or the related Addition Date, whether paid or payable) that arose under each Account and all Collateral Security with respect thereto owned by TFIC at the close of business on the Initial Cut-Off Date, in the case of the Initial Accounts, or the related Addition Date, in the case of each other Account designated under the Prior Purchase Agreement as an Additional Account since the Initial Closing Date, and all monies due or to become due thereon and all amounts received with respect thereto (including Collections), together with any Recoveries in respect thereof and all proceeds of any of the foregoing.  TFC does hereby transfer, assign, sell, set over and otherwise convey, without recourse (except as expressly provided herein), to TRC III on the date hereof in the case of all Accounts designated under the Prior Purchase Agreement as of the date hereof, and on the applicable Addition Date, in the case of Additional Accounts, all of its right, title and interest in, to and under the Receivables (including all interest thereon accruing after the applicable cut-off date therefor or Addition Date, as applicable, whether paid or payable) that arise under each Account and all Collateral Security with respect thereto owned by TFC at the close of business on the date hereof, in the case of all Accounts designated as of the date hereof, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due thereon and all amounts received with respect thereto (including Collections), together with any Recoveries in respect thereof and all proceeds of any of the foregoing.  For purposes of this Agreement, proceeds shall include “proceeds” as defined in Section 9-102(64) of the UCC as in effect in TFC’s jurisdiction of organization.

Subject to Article VI, prior to the earlier of (x) the occurrence of an Early Amortization Event specified in Section 5.17 of the Indenture or any Series Supplement and (y) the Trust Termination Date, as of each Business Day on which Receivables are created or deemed to be created in the Accounts (a “Transfer Date”), TFC does hereby transfer, assign, sell, set over and otherwise convey, without recourse (except as expressly provided herein) to TRC III, all of its right, title and interest in, to and under the Receivables that arise under each Account (other than any Receivables created or deemed to be created in any Designated Account from and after the applicable Removal Commencement Date) and all Collateral Security with respect thereto owned by TFC at the close of business on such Transfer Date and not theretofore conveyed to TRC III, all monies due or to become due and all amounts received with respect thereto (including Collections), together with any Recoveries in respect thereof, and all proceeds of all of the foregoing.

TFC does hereby transfer, assign, sell, set over and otherwise convey, without recourse (except as expressly provided herein) to TRC III, all of its rights, remedies, powers and privileges with respect to the Receivables under each Receivables Transfer Agreement and all proceeds thereof.

The assets conveyed or to be conveyed pursuant to this Agreement are referred to herein as the “Conveyed Assets”.  The foregoing sale, transfer, assignment, set-over and conveyance and any subsequent sale, transfers, assignments, set-overs and conveyances do not constitute, and are not intended to result in, the creation or an assumption by TRC III of any obligation of the Servicer, TFC or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

TFIC hereby transfers and assigns, and TFC hereby accepts and assumes, all of TFIC’s rights and obligations under the Prior Purchase Agreement, including by that certain note dated as of March 30, 2001, as heretofore amended or modified, made by TRC III in favor of TFIC attached hereto as Exhibit C (the “TRC III Subordinated Note”) in an initial principal amount equal to $166,545,418.85.  The purchase price for the Conveyed Assets sold by TFC to TRC III on each Addition Date and on each Transfer Date on and after the date hereof shall be payable in arrears on each Payment Date for Receivables sold during the prior Collection Period at a price agreed to by TRC III and TFC at the time of acquisition by TRC III, which price shall not, in the opinion of TRC III, be materially less favorable to TRC III than prices for transactions of a generally similar character at the time of the acquisition taking into account the quality of such Receivables and other pertinent factors; provided that such consideration shall in any event not be less than reasonably equivalent value therefor.  If and to the extent that TRC III shall not have funds available to pay TFC the purchase price for the Receivables transferred, an amount equal to the portion of the purchase price for such Receivables for which TRC III shall not have the funds shall be deemed to be a capital contribution from TFC to TRC III in such amount.  Nothing in this Agreement or any other Basic Document shall prohibit or otherwise restrict TFC from making one or more capital contributions to TRC III in cash.

It is the express intent of the parties hereto that other than for federal, state and local income or franchise tax purposes, the sales, transfers and assignments of the Conveyed Assets on the Initial Closing Date and each Addition Date and Transfer Date shall constitute an absolute sale or contribution of the Conveyed Assets such that the Conveyed Assets shall be removed from the bankruptcy estate of TFC pursuant to 11 U.S.C. Section 541, as in effect on the date hereof and as and to the extent that the same may be amended by the Bankruptcy Reform Act of 1999 or similar legislation that may be introduced subsequent to the date of this Agreement.

If any of the sales, contributions, assignments and transfers of the Conveyed Assets to TRC III pursuant to this Agreement, other than for federal, state and local income or franchise tax purposes, is held or deemed not to be a sale or absolute transfer or is held or deemed to be a pledge of security for a loan, TFC intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, with respect to such property and proceeds thereof (including all Conveyed Receivables and related property), TFC shall be deemed to have granted to TRC III as of the date hereof and each Addition Date and Transfer Date, a security interest in the entire right, title and interest of TFC in and to such property and the proceeds thereof.  In such event, with respect to such property, this Agreement shall constitute, and hereby is deemed by the parties to be, a security agreement under applicable law.

(b)                                 In connection with such sales, TFC agrees to send to the applicable filing offices for filing and recordation, at its own expense, on or prior to the date hereof, in the case of the Accounts designated under the Prior Purchase Agreement, and (if any additional filing is so necessary) the applicable Addition Date, in the case of Additional Accounts, a UCC-1 financing statement (and continuation statements when applicable) with respect to the Conveyed Receivables now existing or hereafter created and the related Collateral Security in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of such Conveyed Receivables and Collateral Security to TRC III, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to TRC III promptly upon receipt thereof.

(c)                                  In connection with such sales, TFC acknowledges that it has caused on or prior to the Initial Closing Date, in the case of the Initial Accounts, and TFC agrees that it will cause, on or prior to the date hereof, in the case of Additional Accounts which have been designated for inclusion as Accounts and not removed since the Initial Closing Date, the applicable Addition Date, in the case of Additional Accounts, and the applicable Removal Commencement Date, in the case of Removed Accounts:  (i) to indicate in its computer files that the Receivables then existing and thereafter created in connection with the Accounts (other than Removed Accounts) and the related Collateral Security have been sold to the Trust; and (ii) to deliver to TRC III a computer file or microfiche or written list containing a true and complete list of all such Accounts (other than Removed Accounts) specifying for each such Account, as of the Initial Cut-Off Date, in the case of Initial Accounts, as of the date hereof, in the case of Additional Accounts which have been designated for inclusion as Accounts and not removed since the Initial Closing Date, and the applicable Additional Cut-Off Date, in the case of Additional Accounts (x) its account number, (y) the aggregate amount of Principal Receivables in such Account and (z) the aggregate amount outstanding in such Account.  Such file or list, as supplemented from time to time to reflect Additional Accounts and Removed Accounts, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement.

SECTION 2.2  Representations and Warranties of TFC Relating to TFC and this Agreement.  TFC hereby represents and warrants to TRC III as of each Initial Closing Date that:

(a)                                  Organization and Good Standing.  TFC is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, with the power and authority under its certificate of incorporation and by-laws and under the laws of Delaware to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)                                 Due Qualification.  TFC is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect TFC’s ability to transfer the Conveyed Assets being conveyed by it to TRC III pursuant to this Agreement or the validity or enforceability of the Conveyed Assets.

(c)                                  Power and Authority.  TFC has the power and authority under its certificate of incorporation and by-laws and under the laws of Delaware to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms.  TFC has full power and authority to sell and assign the property to be sold and assigned to TRC III, and TFC shall have duly authorized such sale and assignment to TRC III by all necessary corporate action.  The execution, delivery and performance of this Agreement and the other Basic Documents to which TFC is a party have been duly authorized by TFC by all necessary corporate action.

(d)                                 Binding Obligation.  This Agreement and the other Basic Documents to which TFC is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of TFC, enforceable against TFC in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and relating to general principles of equity (whether applied in a proceeding at law or in equity).

(e)                                  No Violation.  The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time or both) a default under, the by-laws and certificate of incorporation of TFC or any indenture, agreement, mortgage, deed of trust or other instrument to which

TFC is a party or by which it is bound, or result in the creation or imposition of any Lien (other than any Permitted Lien) upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to TFC of any Governmental Authority having jurisdiction over TFC, except to the extent that any such conflict, breach, default, Lien or violation does not have a material adverse effect on the business, financial condition or results of operation of TFC or on the ability of TFC to perform its obligations under this Agreement.

(f)                                    No Proceedings.  There are no proceedings or investigations pending or, to TFC’s knowledge, threatened, against TFC before any Governmental Authority having jurisdiction over TFC or its properties:  (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Investor Interests or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by TFC of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax attributes of the Trust or the Investor Interests.

(g)                                 No Consents.  TFC is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization or declaration of or with any Governmental Authority in connection with the execution, delivery or performance of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

(h)                                 Record of Accounts.  As of the date hereof, in the case of Accounts designated under the Prior Purchase Agreement, as of the applicable Addition Date, in the case of the Additional Accounts, and as of the applicable Removal Commencement Date, in the case of Removed Accounts, Schedule 1 to this Agreement is an accurate and complete listing in all material respects of all the Accounts as of the date hereof, the applicable Additional Cut-Off Date or the applicable Removal Commencement Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date, such applicable Additional Cut-Off Date or such Removal Commencement Date, as the case may be.

(i)                                     Valid Transfer.  This Agreement or, in the case of Additional Accounts, the related Assignment, constitutes either a valid sale, transfer and assignment to TRC III of all right, title and interest of TFC in and to, or the grant of a security interest in, the related Conveyed Receivables and the Collateral Security and the proceeds thereof and, upon the filing of the financing statements described in Section 2.1 in such manner and in such jurisdictions as are necessary to perfect the sales, transfers and assignments of the Receivables and Financed Assets and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, TRC III shall have a first priority perfected security interest (subject to Permitted Liens) in such property.  Except as otherwise provided in this Agreement or the other Basic Documents and except for Permitted Liens, neither TFC nor any Person claiming through or under TFC has any claim to or interest in the Conveyed Assets.

(j)                                     Legal Name; Location.  TFC’s sole jurisdiction of organization is the State of Delaware and such jurisdiction has not changed within four months prior to the date of this Agreement.  TFC’s principal place of business and chief executive office is located at 40 Westminster Street, Providence, Rhode Island 02940-6687, and such location has not changed within four months prior to the date of this Agreement.  TFC’s exact legal name is Textron Financial Corporation and its organizational identification number is 0579312.

(k)                                  Ownership of the Seller.  TFC owns of record all of the issued and outstanding common stock of TRC III, all of which has been validly issued, is fully paid and nonassessable and is owned free and clear of all Liens, warrants, options and rights to purchase.  Except as set forth in Section 5.1, TFC shall directly or indirectly own all of such stock for so long as the Investor Interests are outstanding.

The representations and warranties set forth in this Section 2.2 shall survive the sale, transfer and assignment of the Conveyed Receivables to TFIC.  Upon discovery by TFC or TRC III and any of its successors or assigns of a breach of any of the representations and warranties set forth in this Section 2.2, the party discovering such breach shall give prompt written notice to the other parties.

If the Indenture Trustee or the Interestholders shall have exercised their right to have the Investor Interests redeemed pursuant to Section 10.1 of the Indenture as a result of any breach of any of the representations and warranties set forth in this Section 2.2, TFC shall deposit into the Collection Account in immediately available funds on the Business Day preceding the Redemption Date, an amount equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Series Supplement.  The obligation of TFC to make the deposit specified in this Section 2.2 shall constitute the sole remedy to TRC III, the Trust, the Interestholders, the Indenture Trustee on behalf of the Interestholders or any other Person as a result of the breach of the representations and warranties set forth in this Section 2.2.

SECTION 2.3  Representations and Warranties of TFC Relating to the Receivables.

(a)                                  Representations and Warranties.  TFC makes the following representations and warranties with respect to the Conveyed Assets being conveyed by it to TRC III, on which TRC III relies in accepting such Conveyed Assets.  Such representations and warranties speak as of the date of this Agreement and with respect to each Conveyed Asset transferred on a Transfer Date after the date of this Agreement, as of the Transfer Date on which TFC conveys such Conveyed Assets to TRC III:

(i)                                     Title.  TFC is conveying all of its right, title and interest in such Conveyed Assets to TRC III.

(ii)                                  Liens.  Each Conveyed Receivable and the related Financed Assets conveyed to TRC III by TFC has been conveyed to TRC III free and clear of any Lien of any Person claiming through or under TFC or any of its Affiliates (other than Permitted Liens).

(iii)                               Enforceability. This Agreement creates a valid and continuing ownership interest in TRC III with respect to all of TFC’s right, title and interest in, to and under the Conveyed Assets which (a) is enforceable against creditors of and purchasers from TFC, as such enforceability may be limited by applicable law, now or hereafter in effect, and by general principles of equity (whether considered in a suit at law or in equity), and (b) will be prior to all other Liens (other than Permitted Liens) in such property.

(iv)                              Characterization. The Receivables constitute “accounts”, “general intangibles” or “chattel paper” within the meaning of UCC Section 9-102.

(v)                                 Creation. Immediately prior to its conveyance of the Conveyed Assets pursuant to this Agreement, TFC owns and has good and marketable title to such Conveyed Assets free and clear of any Lien, claim or encumbrance of any Person (other than Permitted Liens).

(vi)                              Perfection. TFC has caused, or will have caused within ten (10) days after the date hereof or any applicable Addition Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect TRC III’s ownership of such Conveyed Assets. TFC has taken all steps necessary to perfect its security interest against the related Dealer in the property securing the related Receivables.

(vii)                           Priority. Other than the ownership interests transferred to TRC III pursuant to this Agreement, TFC has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Conveyed Assets except as permitted by this Agreement. TFC has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Conveyed Assets other than any financing statement (i) in favor of TRC III and its assignees, (ii) that has been terminated, or (iii) that has been granted pursuant to the terms of the Basic Documents. None of the chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than TRC III. TFC is not aware of any judgment lien or tax lien filings against it.

(viii)                        Survival of Perfection Representations. Notwithstanding any other provision of this Agreement or any other Basic Document, the representations contained in this Section 2.3(a) shall be continuing and remain in full force and effect.

(ix)                                No Waiver. The parties to this Agreement shall not: (i) without the consent of the other parties, waive any of the representations and warranties in this Section 2.3(a) (the “Perfection Representations”); and (ii) without the consent of S&P (if S&P is then rating any outstanding Series) waive a breach of any of the Perfection Representations.

(b)                                 Notice of Breach.  The representations and warranties set forth in Section 2.3(a) shall survive the transfer and assignment of the Receivables to TRC III.  Upon discovery by TFC or TRC III of a breach of any of the representations and warranties set forth in Section 2.3(a), the party discovering such breach shall give prompt written notice to the other party.

(c)                                  Deemed Collection or Repurchase.  If any representation or warranty under Section 2.3(a) of this Agreement is not true and correct as of the date specified therein with respect to any Receivable or Account and TRC III, in connection therewith, is required to be responsible for a Deemed Collection Payment with respect to such Receivables or, at its option, to repurchase such Receivable or all Receivables in such Account pursuant to Section 2.4 of the Sale and Servicing Agreement, then when TRC III is required to make such Deemed Collection Payment or, if TRC III exercises its option to accept reassignment of any such Receivables, concurrently with such reassignment to TRC III under the Sale and Servicing Agreement, TFC shall be required to make a Deemed Collection Payment with respect to such Receivables or, at its option, purchase such Receivables, on the terms and conditions set forth in the next paragraph.

TFC shall effect any purchase of Receivables by paying to TRC III in immediately available funds an amount equal to the Purchase Price of such reassigned Receivables.

Upon any purchase and each such payment of the related Purchase Price, TRC III shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to TFC, without recourse, representation or warranty, all right, title and interest of TRC III in and to such Receivables, all monies due or to become due with respect thereto, the Collateral Security and all proceeds thereof.  TRC III shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by TFC to effect the conveyance of any such

Receivables pursuant to this Section 2.3(c).  The obligations of TFC to make a Deemed Collection Payment with respect to such Receivables, or to make the payments of the Purchase Price required to be made as provided in the preceding paragraph, shall constitute the sole remedy respecting the event giving rise to such obligation available to TRC III, the Trust, the Residual Interestholder, the Owner Trustee on behalf of the Residual Interestholder, the Interestholders or the Indenture Trustee on behalf of the Interestholders.

SECTION 2.4  Addition of Accounts.

(a)                                  TFC may from time to time offer to voluntarily designate additional Accounts to be included as Accounts, subject to the conditions specified in Section 2.4(b).  Receivables and the related Collateral Security from such Additional Accounts shall be sold to TRC III effective on a date (the “Addition Date”) specified in a written notice provided by TFC (or the Servicer on its behalf) to TRC III specifying the Additional Cut-Off Date and the Addition Date for such Additional Accounts (the “Addition Notice”) on or before the tenth Business Day but not more than the 30th day prior to the related Addition Date (the “Notice Date”).

(b)                                 TFC shall be permitted to convey to TRC III the Receivables and all Collateral Security related thereto in any Additional Accounts designated by TFC as such pursuant to Section 2.4(a) only upon satisfaction of each of the following conditions on or prior to the related Addition Date:

(i)                                     TFC shall have delivered to TRC III a duly executed written assignment (including an acceptance by TRC III) in substantially the form of Exhibit A (the “Assignment”) and any computer file or microfiche or written list required to be delivered pursuant to Section 2.1.

(ii)                                  TFC shall, to the extent that TRC III is required to make any related deposit pursuant to Section 4.2 of the Sale and Servicing Agreement, have delivered to TRC III for deposit in the Collection Account all Collections with respect to such Additional Accounts since the Additional Cut-Off Date.

(iii)                               (A) Other than selection procedures required by the Basic Documents, no selection procedures reasonably believed by TFC to be materially adverse to the interests of TRC III or the Holders were used in selecting such Additional Accounts; (B) the list of Additional Accounts delivered pursuant to clause (i) above is true and correct in all material respects as of the Additional Cut-Off Date and (C) as of each of the Notice Date and the Addition Date, TFC is not insolvent nor will have been made insolvent by such transfer nor is aware of any pending insolvency.

(iv)                              The addition of the Receivables arising in such Additional Accounts shall not result in the occurrence of an Early Amortization Event for any Series of Investor Interests.

(v)                                 TFC shall have delivered to TRC III and any Agent a certificate confirming the items set forth in paragraphs (i) through (iv) above.

(vi)                              TFC shall have delivered notice to each of the Rating Agencies on or before the tenth Business Day but not more than the 30th day prior to the related Addition Date.

With respect to Designated Additional Accounts and Automatic Additional Accounts, TFC shall deliver to TRC III and any Agent an Opinion of Counsel for the same time periods as TRC III is required to deliver under Section 2.5(b) of the Sale and Servicing Agreement.

(c)                                  The representations and warranties set forth in the certificate delivered pursuant to Section 2.4(b)(v) shall survive the sale and assignment of the respective Receivables and the related Collateral Security to TRC III.  Upon discovery by TFC or TRC III of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give prompt written notice to the other party and to the Trust.

SECTION 2.5  Covenants of TFC.  TFC hereby covenants that:

(a)                                  No Liens.  Except for the conveyances hereunder and under the other Basic Documents and Permitted Liens, TFC will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or, subject to Article VIII hereof, any Financed Assets, whether now existing or hereafter created, or any interest therein, and TFC shall defend the right, title and interest of TRC III and the Trust in, to and under the Receivables and the Financed Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under TFC or its assigns.

(b)                                 Delivery of Collections.  If TFC or any Affiliate thereof receives payments in respect of the Conveyed Receivables, TFC agrees to forward to or cause to be forwarded to the Servicer or any Successor Servicer all payments received thereby in respect of the Conveyed Receivables as soon as practicable after receipt thereof, but in no event later than two Business Days after the receipt by TFC or any Affiliate thereof

(c)                                  Account Allocations.  If TFC is unable for any reason to transfer Receivables to TRC III, then TFC agrees that, unless otherwise required by law or contract, it shall allocate payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with the terms of this Agreement and the Basic Documents.

SECTION 2.6  Removal of Accounts.

(a)                                  On each Determination Date on which Accounts, including all amounts then held by the Trust or thereafter received by the Trust with respect to such Accounts, are removed from the Trust pursuant to Section 2.7 of the Sale and Servicing Agreement, TRC III shall be deemed to have offered to TFC automatically and without notice to or action by or on behalf of TRC III, the right to remove Eligible Accounts from the operation of this Agreement in the manner prescribed in Section 2.6(b).

(b)                                 To accept such offer and remove Accounts, including all amounts then held by the Trust or thereafter received by the Trust with respect to such Accounts, TFC (or the Servicer on its behalf) shall take the following actions and make the following determinations:

(i)                                     not less than five Business Days prior to the Removal Commencement Date, furnish to TFIC, the Seller, the Owner Trustee, the Indenture Trustee, any Agent and the Rating Agencies a written notice (the “Removal Notice”) specifying the Determination Date (which may be the Determination Date on which such notice is given) on which removal of one or more Accounts (the “Designated Accounts”) will commence (a “Removal Commencement Date”);

(ii)                                  determine on the Removal Commencement Date the aggregate principal balance of Receivables in respect of each Designated Account (the “Designated Balance”);

(iii)                               from and after such Removal Commencement Date, cease to transfer to TRC III any and all Receivables arising in such Designated Accounts;

(iv)                              satisfy the Rating Agency Condition with respect to such removal;

(v)                                 determine that the removal of any Removed Receivables on any Removal Commencement Date or the removal of any Account on any Removal Commencement Date shall not, in the reasonable belief of TFC, cause an Early Amortization Event to occur for any Series of Investor Interests or cause the Net Pool Balance to be less than the Required Pool Balance;

(vi)                              TFC shall represent and warrant as of each Removal Commencement Date that (A) Accounts (or administratively convenient groups of Accounts, such as billing cycles) were chosen for removal randomly or otherwise not on a basis intended to select particular Accounts or groups of Accounts for any reason, and no selection procedure which is adverse to the interests of the Holders was utilized in selecting the Designated Accounts and (B) as of the Removal Commencement Date, TFC is not insolvent and TFC is not aware of any pending insolvency; and

(vii)                           on or before the related Removal Commencement Date, deliver to TRC III and any Agent an Officer’s Certificate confirming that the items set forth in clauses (v) and (vi) above have been satisfied.

(c)                                  Subject to Section 2.6(b), and upon the satisfaction of the conditions therein and upon TFC’s consent to the proposed removal, on the Removal Commencement Date with respect to any such Designated Accounts, such Designated Accounts shall be deemed removed by operation of this Agreement for all purposes (a “Removed Account”).  After the Removal Commencement Date and upon the written request of the Servicer, TRC III shall deliver to TFC a reassignment in substantially the form of Exhibit B (the “Reassignment”) with respect to the Removed Accounts, together with appropriate UCC financing statements.

ARTICLE III
ADMINISTRATION AND SERVICING OF RECEIVABLES

SECTION 3.1  Acceptance of Appointment and Other Matters Relating to the Servicer.

(a)                                  TFC has agreed to act as the Servicer under this Agreement and the other Basic Documents, and TRC III consents to TFC acting as the Servicer.  TFC shall have ultimate responsibility for servicing, managing and making collections on the Receivables and shall have the authority to make any management decisions relating to such Receivables, to the extent such authority is granted to the Servicer under the Basic Documents.

(b)                                 The Servicer shall service and administer the Receivables in accordance with the provisions of the Basic Documents.

SECTION 3.2  Servicing Compensation.  As full compensation for its servicing activities hereunder and under the Sale and Servicing Agreement, the Servicer shall be entitled to receive the Servicing Fee on each Payment Date.  The Servicing Fee shall be paid in accordance with the terms of the Sale and Servicing Agreement.

ARTICLE IV
ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 4.1  Allocations and Applications of Collections and Other Funds.  The Servicer shall apply all Collections with respect to the Receivables and all funds on deposit in the Collection Account as described in Article IV of the Sale and Servicing Agreement and Article VIII of the Indenture.

ARTICLE V
OTHER MATTERS RELATING TO TRANSFEROR

SECTION 5.1  Merger or Consolidation of, or Assumption, of the Obligations of TFC.  TFC shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

(a)                                  the Person formed by such consolidation or into which TFC is merged or the Person which acquires by conveyance or transfer the properties and assets of TFC substantially as an entirety shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia and, if TFC is not the surviving Person, such Person shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto, the performance of every covenant and obligation of TFC hereunder; and

(b)                                 TFC has delivered to (i) TRC III, the Owner Trustee and the Indenture Trustee, an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer complies with this Section 5.1 and that all conditions precedent in this Section 5.1 provided for relating to such transaction have been complied with, and (ii) the Rating Agencies, notice of such consolidation, merger, conveyance or transfer.

SECTION 5.2  TFC Indemnification of TRC III.  (a) TFC shall indemnify and hold harmless TRC III, the Trust, any Agent and the Interestholders (which, for purposes of this Section 5.2 shall include any of their directors, employees, officers, agents or representatives) from and against any loss, liability, expense, damage or injury sustained or suffered pursuant to this Agreement by reason of any acts, omissions or alleged acts or omissions arising out of activities of TFC (including any violation of any applicable laws as a result of the transactions contemplated by this Agreement), including any judgment, award, settlement, reasonable attorneys’ fees and expenses and other costs or expenses reasonably incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that TFC shall not indemnify any such party to the extent such loss, liability, expense, damage or injury is due to such party’s negligence, willful misconduct, willful misfeasance or bad faith in the performance of its duties hereunder.  Promptly after receipt by an indemnified party under this Section 5.2 of notice of the commencement of any actual or written threatened action, such indemnified party shall, if a claim in respect thereof is to be made against TFC under this Section 5.2, notify TFC in writing of the commencement thereof; provided, however, that the omission and/or delay so to notify TFC shall not relieve TFC from any liability under this Section 5.2 except to the extent TFC is prejudiced by such omission and/or delay.  If any such action is brought against any indemnified party and it notifies TFC of the commencement thereof, TFC shall be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from TFC to such indemnified party of its election so to assume the defense thereof, TFC shall not be liable to such indemnified party under this Section 5.2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.  TFC shall not be liable for any settlement of any claim effected without its consent (which consent shall not be unreasonably withheld or delayed).

(b)                                 Nothing in this Section 5.2 shall be construed as waiving any rights or claims (including rights of recoupment or subrogation) which TFC may have against any third party under this Agreement or applicable laws.

(c)                                  The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof and shall survive termination of this Agreement.

SECTION 5.3  TFC Acknowledgment of Transfers to the Trust.  By its execution of the Sale and Servicing Agreement, TFC acknowledges that TRC III shall, pursuant to the Sale and Servicing Agreement, transfer the Receivables purchased hereunder and the Collateral Security to the Trust, and assign its rights associated therewith under this Agreement to the Trust, subject to the terms and conditions of the Sale and Servicing Agreement, and that the Trust shall in turn further pledge, assign or transfer its rights in such property and this Agreement to the Indenture Trustee under the Indenture.  TFC acknowledges and agrees that the Indenture Trustee, as the pledgee of TRC III’s rights and remedies hereunder, shall have the right to enforce this Agreement and to exercise directly all of TRC III’s rights and remedies under this Agreement to the same extent as TRC III might do.  Each of TRC III and TFC hereby acknowledges that the parties to the Class A Note Purchase Agreement have relied upon the terms and provisions set forth in this Agreement in entering into the Class A Note Purchase Agreement.

ARTICLE VI
TERMINATION

This Agreement shall terminate immediately after the Trust terminates pursuant to the Trust Agreement or an Early Amortization Event of the type described in Section 5.17(b) of the Indenture shall have occurred.  Upon 30 days prior written notice to TRC III, the Servicer, the Trust, any Agent and the Interestholders, TFC may cease to sell receivables and designate Additional Accounts at its option, provided that such cessation date shall be a Payment Date.  In addition, TFC shall not sell Receivables nor shall TFC designate Additional Accounts if TFC shall become an involuntary party to (or be made the subject of) any proceeding provided for by any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to TFC or relating to all or substantially all of its property (an “Involuntary Case”) and such Involuntary Case shall have continued for a period of twenty Business Days from and including the day of receipt by TFC at its principal corporate office of notice of such Involuntary Case; provided that during such twenty Business Day period, TFC shall suspend its sale of Receivables and TRC III shall hold all Collections of Principal Receivables that would have been available to be transferred to TFC in the Collection Account and (a) if by the first Business Day after such twenty Business Day period, neither TFC nor TRC III has obtained an order from the court having jurisdiction of such case or filing which order approves the continuation of the sale of Receivables by TFC to TRC III and which provides that TRC III and any of its transferees (including the Owner Trustee and the Indenture Trustee) may conclusively rely on such order for the validity and nonavoidance of such transfer (the “Order”), TRC III shall hold such Collections in the Collection Account until such time as they may be paid as elsewhere provided herein and TFC shall not sell Receivables thereafter, or (b) if by such first Business Day, TFC or TRC III has obtained such Order, TFC may continue selling Receivables pursuant to the terms hereof.  If an Order is obtained but subsequently is reversed or rescinded or expires, TFC shall immediately cease selling Receivables to TRC III.  TFC shall give prompt written notice to each of TRC III, the Owner Trustee and the Indenture Trustee immediately upon becoming a party to an Involuntary Case.  If by the first Business Day after the 60-day period after such involuntary filing, such Involuntary Case has not been dismissed, TFC shall not sell thereafter Receivables or designate Additional Accounts for transfer to TRC III.

ARTICLE VII
MISCELLANEOUS PROVISIONS

SECTION 7.1  Amendment.

(a)                                  This Agreement may be amended from time to time by TFC and TRC III, with prior written notice to the Indenture Trustee and the Rating Agencies but without the consent of any of the Interestholders, (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be inconsistent with any other provision in this Agreement, or (iii) to add any other provisions with respect to matters or questions arising under this Agreement which are not inconsistent with the provisions of this Agreement; provided, however, that the proposed amendment may not adversely affect in any material respect the interests of any of the Interestholders of any outstanding Series and the Servicer has delivered to the Indenture Trustee an Officer’s Certificate to such effect.

(b)                                 This Agreement may also be amended from time to time by TFC and TRC III, without the consent of any of the Interestholders of any outstanding Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Interestholders so long as (i) the Servicer has delivered to the Indenture Trustee an Officer’s Certificate to the effect that the proposed amendment will not adversely affect in any material respect the interests of any of the Interestholders of any outstanding Series and (ii) the Rating Agency Condition is satisfied.

(c)                                  This Agreement may also be amended from time to time by TFC and TRC III, with prior written notice to the Indenture Trustee and the Rating Agencies, with the consent of the Control Investors of each Series adversely affected in any material respect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Interestholders; provided, however, that no such amendment shall:  (i) reduce in any manner the amount of or accelerate or delay the timing of any distributions or payments to be made to any Interestholder, without the consent of each affected Interestholder; (ii) change the definition of or the manner of calculating the interest of any Investor Interest, without the consent of each affected Interestholder; (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Interestholder; or (iv) adversely affect the rating of any Series or Class of Investor Interests by any Rating Agency, without the consent of holders of at least 66-2/3% of the then Outstanding Amount of the Investor Interests of such Series or Class.  Any amendment to be effected pursuant to this Section 7.1(c) shall be deemed to adversely affect all outstanding Series, other than any Series with respect to which TFC shall have delivered to the Owner Trustee and the Indenture Trustee an Officer’s Certificate to the effect that such action shall not adversely affect in any material respect the interests of any Interestholder of such Series.

(d)                                 Promptly after the execution of any such amendment or consent (other than an amendment pursuant to Section 7.1(a)), TFC shall provide a copy to the Owner Trustee and the Indenture Trustee and the Indenture Trustee shall furnish notification of the substance of such amendment to each Interestholder and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency, any Agent and the Residual Interestholder.

(e)                                  It shall not be necessary for the consent of Interestholders under Section 7.1(c) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Interestholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

SECTION 7.2  Protection of Right, Title and Interest to Receivables.

(a)                                  TFC shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering TRC III’s right, title and interest to the Receivables and Financed Assets (other than the Lien held by TRC III subject to Article VIII hereof) relating thereto to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of TRC III hereunder.  TFC shall deliver to TRC III file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.  TRC III shall cooperate fully with TFC in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 7.2(a).

(b)                                 Within 30 days after TFC makes any change in its name, jurisdiction, form of organization or corporate structure, TFC shall give TRC III and any Agent notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of TRC III’s security interest in the Receivables and the proceeds thereof

(c)                                  TFC will give TRC III prompt written notice of any relocation of any office at which it keeps records concerning the Receivables.  TFC will at all times maintain its principal executive office within the United States of America.

SECTION 7.3  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 7.4  Notices.  All demands, notices and communications hereunder shall be in writing and shall be delivered as specified in the Sale and Servicing Agreement.

SECTION 7.5  Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Investor Interests or rights of the Interestholders.

SECTION 7.6  Assignment.  Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by TFC without the prior consent of TRC III and the Trust.  TRC III may assign its rights, remedies, powers and privileges under this Agreement to the Trust under the Sale and Servicing Agreement which may be assigned by the Trust to the Indenture Trustee pursuant to the Indenture.

SECTION 7.7  Further Assurances.  TFC agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by TRC III more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

SECTION 7.8  No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of TRC III, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

SECTION 7.9  Counterparts.  This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 7.10  Third-Party Beneficiaries.  This Agreement will inure to the benefit of and be binding upon the parties hereto, the Trust, the Owner Trustee, the Indenture Trustee, the Interestholders, the Residual Interestholder and their respective successors and permitted assigns.  Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

SECTION 7.11  Merger and Integration.  Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.  This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

SECTION 7.12  Headings.  The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

SECTION 7.13  Submission to Jurisdiction.  Each of the parties hereto hereby irrevocably and unconditionally:

(a)                                  submits for itself and its property in any legal action or proceeding relating to this Agreement, any documents executed and delivered in connection herewith or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)                                 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Appendix B to the Sale and Servicing Agreement; and

(d)                                 agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

SECTION 7.14  Amendment and Restatement.  This Agreement amends and restates the Prior Purchase Agreement in its entirety and is not in satisfaction of the terms, provisions or obligations thereunder.  All conveyances made and liens granted under the Prior Purchase Agreement shall continue under this Agreement.  After giving effect hereto, the Receivables Contribution Agreement is hereby terminated.

ARTICLE VIII
INTERCREDITOR PROVISIONS

With respect to a Dealer that is the obligor under Receivables that have been or will be sold to TRC III hereunder, TFC may be or become a lender to such Dealer under an agreement or arrangement (a “Unrelated Agreement”) other than a Floorplan Financing Agreement or an Accounts

Receivable Financing Agreement (an “Applicable Financing Agreement”), pursuant to which TFC has been granted a security interest in the same collateral (the “Common Collateral”) in which the Applicable Financing Agreement for such Dealer creates a security interest, which Common Collateral may include the same Financed Assets (the “Common Financed Assets”) in which such Applicable Financing Agreement creates a security interest.  The Common Collateral other than the related Common Financed Assets is referred to herein as the “Common Non-Financed Asset Collateral.”  TFC agrees that with respect to each Receivable of each such Dealer:  (i) the security interest in such Common Financed Assets granted to TFC pursuant to any Unrelated Agreement is junior and subordinate to the security interest created by the related Applicable Financing Agreement; (ii) TFC has no legal right to realize upon such Common Financed Assets or exercise its rights under the Unrelated Agreement in any manner that is materially adverse to TRC III, the Trust or the Interestholders in respect of the Common Financed Assets until all required payments in respect of such Receivable under the Applicable Financing Agreement have been paid; and (iii) in realizing upon such Common Financed Assets, neither TRC III nor the Trust shall have any obligation to protect or preserve the rights of TFC in such Common Financed Assets.  TRC III agrees that with respect to each Receivable of each such Dealer:  (a) the security interest in such Common Non-Financed Assets Collateral created by the Applicable Financing Agreement and hereby assigned to TRC III is junior and subordinate to the security interest therein created by the Unrelated Agreement; (b) TRC III has no legal right to realize upon such Common Non-Financed Assets Collateral or exercise its rights under the Applicable Financing Agreement in any manner that is materially adverse to TFC until all required payments in respect of the obligation created or secured by the Unrelated Agreement have been made; and (c) in realizing on such Common Non-Financed Assets Collateral, TFC shall not be obligated to protect or preserve the rights of TRC III or the Trust in such Common Non-Financed Assets Collateral.  The Sale and Servicing Agreement and the Indenture shall provide that the Seller, the Trust and the Indenture Trustee on behalf of the Interestholders are subject to the preceding sentence.  If TFC in any manner assigns or transfers any rights under, or any obligation evidenced or secured by, a Unrelated Agreement, TFC shall make such assignment or transfer subject to the provisions of this Article VIII and shall require such assignee or transferee to acknowledge that it takes such assignment or transfer subject to the provisions of this Article VIII and to agree that it will require the same acknowledgment from any subsequent assignee or transferee.

ARTICLE IX
ADDITIONAL ORIGINATORS

TFC shall have the right to designate its Affiliates as Originators (an “Additional Originator”) and purchase Receivables and related Collateral Security from such Originator that shall be conveyed under the terms of this Agreement provided the following conditions are satisfied:

(a)                                  TFC has provided TRC III, the Owner Trustee, the Indenture Trustee, any Agent and the Rating Agencies with at least 30 days prior written notice of the proposed addition of an Originator;

(b)                                 such Additional Originator has executed and delivered to TRC III, the Indenture Trustee and any Agent, a Receivables Transfer Agreement;

(c)                                  all financing statements and other filings and actions necessary for TRC III, the Issuer and the Indenture Trustee to obtain a perfected security interest in the Receivables and Collateral Security conveyed by such Additional Originator shall have been made;

(d)                                 the Basic Documents shall have been amended, if necessary, to reflect the designation of such Additional Originator;

(e)                                  the addition of such Additional Originator shall not cause an Early Amortization Event to occur for any outstanding Series of Investor Interests;

(f)                                    such Additional Originator shall have furnished to TRC III, the Indenture Trustee and any Agent customary corporate and authorization documents substantially similar to such documents delivered with respect to TFC on the date hereof;

(g)                                 such Additional Originator shall have furnished to the Indenture Trustee, any Agent and the Rating Agencies an Opinion of Counsel in respect of certain bankruptcy, perfection and corporate matters substantially similar to such opinions delivered with respect to TFC on the date hereof; and

(h)                                 the Rating Agency Condition has been satisfied.

Upon the satisfaction of the conditions set forth above, the Additional Originator shall be an Originator for all purposes of the Basic Documents.

*        *        *

IN WITNESS WHEREOF, TFC and TRC III have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

TEXTRON FINANCIAL CORPORATION

		By:	/s/ Eric Karlson
Name: Eric Karlson
Title: Managing Director

TEXTRON RECEIVABLES CORPORATION III

		By:	/s/ Eric Karlson
Name: Eric Karlson
Title: Assistant Secretary

Acknowledged and Agreed:

TEXTRON FINANCIAL INVESTMENT CORPORATION

By:	/s/ Eric Karlson
Name: Eric Karlson
Title: Assistant Secretary

TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST

By: SUNTRUST DELAWARE TRUST COMPANY,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Jack Ellerin
Name: Jack Ellerin
Title: Trust Officer

Schedule 1

List of Accounts

EXHIBIT A

FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

ASSIGNMENT No.            OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as of                       ,            (this “Assignment”) by and between TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“TFC”), and TEXTRON RECEIVABLES CORPORATION III, a Delaware corporation (“TRC III”), pursuant to the Receivables Purchase Agreement referred to below.

W I T N E S S E T H:

WHEREAS, TFC and TRC III are parties to the Amended and Restated Receivables Purchase Agreement, dated as of May 26, 2005 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Receivables Purchase Agreement”);

WHEREAS, pursuant to Section 2.4 of the Receivables Purchase Agreement, TRC III wishes to designate Additional Accounts of TRC III to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to TRC III as part of the corpus of the Conveyed Assets; and

WHEREAS, TRC III is willing to accept such designation and conveyance subject to the terms and conditions hereof;

NOW, THEREFORE, TFC and TRC III hereby agree as follows:

1.                                       Defined Terms.  All terms defined in the Receivables Purchase Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

“Additional Cut-Off Date” shall mean, with respect to the Additional Accounts designated hereby, [                          ,                         .] which is the date specified in the Addition Notice delivered with respect to such Additional Accounts pursuant to Section 2.4 of the Receivables Purchase Agreement.

“Addition Date” shall mean, with respect to the Additional Accounts designated hereby,                             ,                            .

“Notice Date” shall mean, with respect to the Additional Accounts designated hereby,                             ,                               (which shall be a date on or before the [fifth/tenth] Business Day but not more than the 30th day prior to the Addition Date).

2.                                       Designation of Additional Accounts.  TFC shall deliver to TRC III, the Owner Trustee and the Indenture Trustee, on the Addition Date, a computer file, microfiche list or written list containing a true and complete list of all Additional Accounts, and identifying each such Additional Accounts by the account number and specifying the aggregate amount of the Principal Receivables in such Additional Account and the aggregate amount outstanding in such Account, each as of the related Additional Cut-Off Date.  Such computer file, microfiche list or written list shall be marked as part of Schedule A to the Assignment and, as of the Addition Date, shall be incorporated into and made a part of this Assignment.

A-1

3.                                       Conveyance of Receivables.

(a)                                  TFC hereby does sell, contribute, transfer, assign, set over and otherwise convey, without recourse (except to the extent expressly provided herein) to TRC III for the benefit of the Residual Interestholder and the other Holders on the Addition Date, all of its right, title and interest in, to and under the Receivables (including all interest accruing thereon after the Additional Cut-Off Date, whether paid or payable) in each Additional Account, and all Collateral Security with respect thereto owned by TFC at the close of business on the Additional Cut-Off Date, and all monies due or to become due thereon and all amounts received with respect thereto (including Collections), together with any Recoveries in respect thereof and all proceeds of any of the foregoing and does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except to the extent expressly provided herein) to TRC III for the benefit of the Residual Interestholder and the other Holders, all of TFC’s rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement and the proceeds thereof (all such assets, the “Additional Assets”).

(b)                                 In connection with such sales, TFC agrees to send to the applicable filing offices for filing and recordation, at its own expense on or prior to (if any additional filing is so necessary) the  Addition Date, a UCC-1 financing statement (and continuation statements when applicable) with respect to the Receivables now existing or hereafter created in the Additional Accounts and the related Collateral Security in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of such Receivables and Collateral Security to TRC III, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to TRC III promptly upon receipt thereof.  TRC III shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sales.

(c)                                  In connection with such sales, TFC further agrees, at its own expense, on or prior to the Addition Date to cause the Servicer to indicate in its computer files that the Receivables then existing and thereafter created in connection with the Additional Accounts and the related Collateral Security have been sold to TRC III.

(d)                                 In addition, in connection with such sales, TFC shall deliver to TRC III within 10 days after the  Addition Date, all documents constituting “instruments” (as defined in the UCC as in effect in the applicable jurisdiction) with such endorsements attached thereto as TRC III may reasonably require.

4.                                       Acceptance by TRC III.  TRC III hereby acknowledges its acceptance of all right, title and interest previously held by TFC in and to the assets described in Section 3(a) above now existing and hereafter created, conveyed to TRC III and declares that it shall maintain such right, title and interest, upon TRC III herein set forth, for the benefit of the Residual Interestholder and the Holders.

5.                                       Representations and Warranties of TFC.  TFC hereby represents and warrants to TRC III (and agrees that TRC III may rely on each such representation and warranty in accepting the Receivables) as of the Addition Date:

(a)                                  TFC, to the extent required by Section 4.2 of the Sale and Servicing, has deposited in the Collection Account all Collections with respect to the Additional Accounts since the Additional Cut-Off Date;

2

(b)                                 (i) other than selection procedures required by the Basic Documents, no selection procedures reasonably believed by TFC to be materially adverse to the interests of the Holders shall have been used in selecting such Additional Accounts; (ii) the list of Additional Accounts delivered pursuant to this Assignment shall be true and correct in all material respects as of the Additional Cut-Off Date; and (iii) as of each of the Notice Date and the Addition Date, neither the Servicer (so long as the Servicer is TFC) nor TFC shall be insolvent nor shall either of them be made insolvent by such transfer nor shall either of them be aware of any pending insolvency; and

(c)                                  the addition of the Conveyed Receivables arising in such Additional Accounts shall not result in the occurrence of an Early Amortization Event for any Series of Investor Interests.

6.                                       Conditions Precedent.  The acceptance by TRC III set forth in Section 4 hereof is subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

(a)                                  Officer’s Certificate.  TFC shall have delivered to TRC III a certificate of a Vice President or more senior officer, certifying that (i) all requirements set forth in Section 2.4 of the Receivables Purchase Agreement for designating Additional Accounts and conveying the Receivables of such Account, whether now existing or hereafter created,  have been satisfied and (ii) each of the representations and warranties made by TFC in Section 5 is true and correct as of the Addition Date.  The Owner Trustee may conclusively rely on such Officer’s Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

(b)                                 Additional Information.  TFC shall have delivered to TRC III such information as was reasonably requested by TRC III to satisfy itself as to the accuracy of the representation and warranty set forth in subsection 5(c) of this Assignment.

7.                                       Supplement to Schedule 1, No Waiver.  Schedule 1 to the Receivables Purchase Agreement is hereby supplemented by the incorporation of Schedule A to this Assignment.  All of the representations, warranties, terms, covenants and conditions to the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute, or be deemed to constitute, a waiver of compliance with or a consent to noncompliance with any term or provisions of the Receivables Purchase Agreement.

8.                                       Counterparts.  This Assignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

9.                                       Governing Law.  This Assignment shall be construed in accordance with the laws of the State of New York.

3

IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables in Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

TEXTRON FINANCIAL CORPORATION

By:
Name:
Title:

TEXTRON RECEIVABLES CORPORATION III

By:
Name:
Title:

A-4

Schedule 1
to Assignment of
Receivables in
Additional Accounts

ADDITIONAL ACCOUNTS

EXHIBIT B

FORM OF REASSIGNMENT OF CONVEYED RECEIVABLES

REASSIGNMENT NO.              OF RECEIVABLES, dated as of                                ,              (this “Reassignment”), by and between TEXTRON RECEIVABLES CORPORATION III, a Delaware corporation (“TRC III”), and TEXTRON FINANCIAL CORPORATION (“TFC”) pursuant to the Receivables Purchase Agreement referred to below.

W I T N E S S E T H:

WHEREAS, TRC III and TFC are parties to the Amended and Restated Receivables Purchase Agreement, dated as of May 26, 2005 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Receivables Purchase Agreement”);

WHEREAS, pursuant to Section 2.6 of the Receivables Purchase Agreement, TFC wishes to remove all Receivables from certain Designated Accounts of TFC (the “Removed Accounts”) and to cause TRC III to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from TRC III to TFC; and

WHEREAS, TRC III is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof;

NOW THEREFORE, TFC and TRC III hereby agree as follows:

Defined Terms.  All terms defined in the Receivables Purchase Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

“Removal Commencement Date” shall mean, with respect to the Removed Accounts designated hereby,                             ,           , (the Determination Date as of which removal of one or more Accounts will commence).

“Removal Notice Date” shall mean, with respect to the Removed Accounts designated hereby,                       ,            (which shall be a date on or prior to the fifth Business Day prior to the Removal Commencement Date).

1.                                       Designation of Removed Accounts.  TFC shall deliver to TRC III, a computer file, microfiche list or written list containing a true and complete list of each Account which as of the Removal Commencement Date shall be deemed to be a Removed Account, identifying each such Removal Account by the account number and by the aggregate amount of the Receivables in such account as of the close of business on the Removal Commencement Date.  Such computer file, microfiche list or written list shall be marked as Schedule A to this Reassignment and shall be incorporated into and made a part of this Reassignment of the Removal Commencement Date.

2.                                       Conveyance of Receivables.

(a)                                  TRC III does hereby reconvey to TFC, without recourse (except to the extent expressly provided herein) on and after the Removal Commencement Date, all of its right, title and interest in, to and under the Receivables then existing in each Designated Account, and all

Collateral Security with respect thereto owned by TRC III at the close of business on the Removal Commencement Date, and all monies due or to become due thereon and all amounts received with respect thereto (including Collections), together with any Recoveries in respect thereof and all proceeds of any of the foregoing and does hereby reconvey, without recourse (except to the extent expressly provided herein) to the TFC, all of TRC III’s rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement and the proceeds thereof.

(b)                                 In connection with such reconveyances, TFC (or the Servicer on its behalf) agrees to send to the applicable filing offices for filing and recordation, on or prior to (if any additional filing is so necessary and, in the opinion of TFC, desirable) the Removal Commencement Date, the appropriate UCC financing statement with respect to the Removed Receivables now existing or hereafter created and the related Collateral Security in such manner and in such jurisdictions as are necessary.

(c)                                  In connection with such reconveyances, TFC (or the Servicer on its behalf) further agrees to, not less than five Business Days prior to the Removal Commencement Date, furnish to TRC III a written notice (the “Removal Notice”) specifying (x) the Removal Commencement Date, (y) the Accounts the future generated Receivables of which are not to be transferred to TRC III (the “Designated Accounts”) and (z) all Receivables then existing in each Designated Account which are to be removed as of the Removal Commencement Date (the “Removed Receivables”).

(d)                                 In connection with such reconveyances, TFC (or the Servicer on its behalf) shall determine on the Removal Commencement Date the aggregate outstanding principal balance of Conveyed Receivables in respect of each such Designated Account (the “Designated Balance”), the outstanding principal balance of the Removed Receivables (the “Removed Designated Balance”) and deliver to TRC III a computer file or microfiche or written list of the Designated Accounts specifying for each Designated Account its account number, its Designated Balance and its Removed Designated Balance.

3.                                       Representations and Warranties of TFC.  TFC hereby represents and warrants to TRC III as of the Removal Commencement Date that Accounts (or administratively convenient groups of Accounts, such as billing cycles) were chosen for removal randomly or otherwise not on a basis intended to select particular Accounts or groups of Accounts for any reason other than administrative convenience, and no selection procedure used by TFC which is adverse to the interest of the Holders was utilized in selecting the Designated Accounts, and (b) that as of the Removal Commencement Date, TFC is not insolvent and is not aware of any pending insolvency.

4.                                       Conditions Precedent.  The conveyance contemplated herein is subject to the satisfaction, on or prior to the Removal Commencement Date, of the following condition precedent: TFC shall have delivered to TRC III an Officer’s Certificate certifying that (i) as of the Removal Commencement Date, the items set forth in clauses (v) and (vi) in Section 2.6 of the Receivables Purchase Agreement, have been satisfied.

5.                                       Supplement to Schedule 1, No Waiver.  Schedule 1 to the Receivables Purchase Agreement is hereby supplemented by the incorporation of Schedule A to this Reassignment.  All of the representations, warranties, terms, covenants and conditions to the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Receivables Purchase Agreement.

6.                                       Counterparts.  This Reassignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

7.                                       Governing Law.  This Reassignment shall be construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned have caused this Reassignment of Receivables to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

TEXTRON FINANCIAL CORPORATION

By:
Name:
Title:

TEXTRON RECEIVABLES CORPORATION III

By:
Name:
Title:

Schedule A
to Reassignment
of Conveyed Receivables

REMOVED ACCOUNTS

EXHIBIT C

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